Specific items	12 Months Ended
Mar. 31, 2020
Disclosure Of Specific Items [Abstract]
Specific items
Specific items

 Significant accounting policies that apply to specific items
We separately identify and disclose those items that in management’s judgement need to be disclosed by virtue of their size, nature or incidence (termed ‘specific items’). Specific items are used to derive the adjusted results as presented in the consolidated income statement presented on page 124. Adjusted results are consistent with the way that financial performance is measured by management and assist in providing an additional analysis of the reporting of the trading results of the group. Specific items may not be comparable to similarly titled measures used by other companies.
In determining whether an event or transaction is specific, management considers quantitative as well as qualitative factors. Examples of charges or credits meeting the above definition and which have been presented as specific items in the current and/or prior years include acquisitions/disposals of businesses and investments, retrospective regulatory matters, historical insurance or litigation claims, business restructuring programmes, asset impairment charges, property rationalisation programmes, net interest on pensions and the settlement of multiple tax years.

 In the event that items meet the criteria, which are applied consistently from year to year, they are treated as specific items. We have also included the impacts of Covid-19 on various balance sheet items as at 31 March 2020 as specific. The impact of Covid-19 on underlying trading is recognised in our underlying (adjusted) results and not as a specific item.

	2020	2019	2018
Year ended 31 March	£m	£m	£m
Revenue
Retrospective regulatory matters	(81)	31	23
	(81)	31	23
Operating costs
Restructuring charges	322	386	287
Divestment-related items	199	5	(1)
Covid-19	95	—	—
Property rationalisation	(131)	36	28
Spectrum annual licence fee refund	(82)	—	—
Retrospective regulatory matters	9	(4)	26
Italian business investigation	2	(55)	22
Provision for claims	(5)	—	—
Pension equalisation costs	—	26	—
EE acquisition warranty claims	—	—	225
	409	394	587
Operating loss	328	425	610
Net finance expense
Interest expense on retirement benefit obligation	145	139	218
Interest on spectrum annual license fee refund	(5)	—	—
	140	139	218
Associates and joint ventures	39	—	—
Net specific items charge before tax	507	564	828
Taxation
Tax credit on specific items above	(73)	(112)	(87)
Tax charge on re-measurement of deferred tax	156	—	—
	83	(112)	(87)
Net specific items charge after tax	590	452	741

Restructuring charges
During the year we incurred charges of £322m (2018/19: £386m, 2017/18: £287m), primarily relating to leaver costs. These costs reflect projects within our group-wide cost transformation programme. Of this £8m (2018/19: £29m; 2017/18: £46m) relates to the completion of our EE integration activities and £22m (2018/9: £23m; 2017/2018: nil) costs to close the BT Pension Scheme and provide transition payments to affected employees.
Divestment-related items
During the year we entered into agreements to sell our domestic operations in France, our domestic operations in Spain and selected domestic operations and infrastructure in 16 countries in Latin America. These divestments are expected to complete in financial year 2020/21. We have classified the assets and liabilities of these operations as held for sale at the lower of their carrying amount and fair value less costs to sell, which has resulted in an impairment charge of £127m relating to the France and Latin America divestments. See note 23.
In addition we have recognised losses on disposal of £36m (2018/19: £5m) relating to the completed divestments of BT Fleet Solutions and Tikit, and £36m of costs relating to ongoing divestment projects.
Covid-19
During the year we recognised one-off charges of £95m relating to the impact of Covid-19 on various balance sheet items as at 31 March 2020. This comprises an £88m increase in our expected credit loss provisions for receivables due from customers and contract assets, and £7m contract loss provisions in respect of revenue contracts that are expected to become loss-making as a result of Covid-19 impacts.
Should we recover the amounts owed, for which we have provided, this recovery would be reversed back through the income statement as a specific item.
Property rationalisation costs
We have recognised a net credit of £(131)m (2018/19: charge £36m, 2017/18: charge £28m) relating to the rationalisation of the group’s property portfolio under our Better Workplace Programme including the gain on sale of BT Centre of £115m.
Spectrum annual licence fee refund
In May 2019 we received a payment of £87m from Ofcom, relating to overpaid fees that were charged during the period 2015-2017 under the previous 2015 fees regulation that was quashed by the Court of Appeal in 2017. Ofcom obtained permission to appeal the judgment to the Court of Appeal and in February 2020 the Court of Appeal ruled in our favour. Ofcom have informed us that they are not planning to pursue an appeal to the Supreme Court and we have therefore released our £87m provision and recognised this in the income statement as a specific item including interest on the refund of £5m.

Retrospective regulatory matters
We have recognised a net credit of £(72)m (2018/19: charge £27m, 2017/18: charge £49m) in relation to regulatory matters. This reflects the settlement of various matters. Of this, £(81)m credit is recognised in revenue and £9m charge in operating costs.
Italian business investigation
During the year we recognised £2m costs relating to the historical investigation in our Italian business (2018/19: a credit of £(55)m, 2017/18: a charge of £22m).
Provision for claims
We have recognised a credit of £5m (2018/19: £nil) in relation to release of provisions for claims created through specific items in 2012/13 which have now been fully settled.
Pension equalisation costs
During 2018/19 we recognised a charge of £26m in relation to the high court requirement to equalise pension benefits between men and women due to guaranteed minimum pension (GMP).
EE acquisition warranty claims
In 2017/18 we reached settlements with Deutsche Telekom and Orange in respect of any warranty claims under the 2015 EE acquisition agreement, arising from the issues previously announced regarding our operations in Italy. This represents a full and final settlement of these issues and resulted in a specific item charge of £225m.
Interest expense on retirement benefit obligation
During the year we incurred £145m (2018/19: £139m, 2017/18: £218m ) of interest costs in relation to our defined benefit pension obligations. See note 20 for more details.
Associates and joint ventures
Following renegotiation of a contract, an amount of £39m (2018/19: £nil, 2017/18: £nil) owed by an associate has been determined irrecoverable. The resulting impairment has been recognised as a specific item.
Tax on specific items
A net tax charge of £83m (2018/19: credit of £112m, 2017/18: credit of £87m) was recognised in relation to specific items. During the period, legislation was enacted to maintain the UK corporation tax rate at 19% (see note 10). Accordingly the group has re-measured its deferred tax balances which has resulted in a charge of £156m.